EXHIBIT 99.1

Triangle Petroleum PROVIDES OPErational update, financial results of THIRD quarter fiscal 2013, and Fiscal year 2014 capital expenditure budget

DENVER – December 10, 2012 – Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT:TPLM) today provides an operational update, third quarter fiscal 2013 results for the three-month period ended October 31, 2012 (“Q3”), and its fiscal 2014 capital budget.

Operational Update

•	Exited Q3 with net production estimated at approximately 2,022 Boepd, using a 7-day average, from 10 gross operated wells and the non-operated portfolio
•	Operating a two-rig program in McKenzie and Williams counties
•	Two gross operated wells currently being zipper-fracked by RockPile Energy Services (“RPES”)
―	Two additional gross operated wells waiting on completion
•	Recent Well Results

	24-Hour Max Rate (Boe / d)	24-Hour Actual (Boe / d)	7-day Cum (Boe)	Wellhead pressure (PSI)	County	Frac Stages	Proppant Type	WI%
Larsen 157-101-28-33-1H	1,656	833	5,145	678	WIL	31	25% Ceramic	81.7%
State 154-102-25-36-1H	1,895	1,433	7,286	1,627	WIL	31	25% Ceramic	36.9%
State 154-102-25-36-3H	3,660	2,617	7,837	1,160	WIL	31	25% Ceramic	36.9%
Larson 149-100-9-4-2H	1,392	972	4,830	1,267	WIL	31	100% Ceramic	51.4%
Larson 149-100-9-4-3H	1,968	1,477	6,748	1,970	WIL	31	100% Ceramic	51.0%
Gustafson 148-100-5-8-1H	1,488	1,075	(4 days)	1,547	MCK	31	100% Ceramic	55.6%

•	Approximately 1,600 net operated acres acquired, including 1,200 net acres via swaps, primarily in McKenzie County for an average price of $2,765 per acre
•	RPES completed five Triangle operated wells and one third-party well (183 stages)
―	Successfully initiated 24-hour field operations
―	Completed 62-stage zipper frac in <11 days
―	Completed first 3rd party, 25-stage well in <42 hours
―	Generated unconsolidated revenue of $23.9 million
•	Caliber Midstream commenced construction operations in McKenzie County
―	Currently setting pipelines for crude oil, natural gas, freshwater and produced water
―	Broke ground on centralized processing facility

Results for Third Quarter Fiscal 2013, ending October 31, 2012

•	Q3 total production of 127,783 BOE
•	Q3 summary Consolidated Statement of Operations

	Three Months Ended October 31,
	2012	2011
Revenues
Oil and natural gas sales	$10,443,055	$3,462,471
Pressure-pumping services*	12,530,558	—
Other	215,791	—
Total Revenues	23,189,404	3,462,471
Costs and Expenses
Oil and gas operating expenses	2,678,224	654,794
Pressure-pumping operating expenses*	8,881,112	—
Depletion, depreciation and amortization	3,983,549	1,231,817
Stock-based compensation	1,506,635	1,998,586
Other general and administrative expenses	4,868,285	1,819,172
Total operating expenses	21,917,805	5,704,369
Operating Income (Loss)	1,271,599	(2,241,898)
Other Income (Expense)	(54,162)	102,774
Net Income (Loss)	$1,217,437	$(2,139,124)
Noncontrolling interest's net loss share	(224,571)	28,936
Net Income (Loss) Attributable to Common Stockholders	$992,866	$(2,110,188)

*includes intercompany eliminations; reference footnote 3 in our Q3 Form 10-Q for additional details

•	3Q EBITDA of $6.8 million
•	October 31, 2012, cash position of approximately $45.0 million
•	October 31, 2012 undrawn credit facility borrowing base of $52.5 million (next re-determination in January, 2013)
•	Internal reserve assessment indicates 8,279 Mboe of proved reserves, 86% crude oil

Fiscal 2014 Capital Budget Outlook

Triangle’s fiscal 2014 capital expenditure budget totals $190 million, consisting of $161 million for exploration and production (“E&P”) activities and $29 million for other items, including Caliber Midstream and RPES. The budgeted allocations are as follows:

•	$128 million of development capital for the Triangle operated 2-rig program
•	$27 million for the non-operated portfolio
•	$15 million for the construction of infrastructure assets
•	$6 million for expanding and maintaining Triangle’s acreage position
•	$5 million for RPES for equipment and facilities expansion
•	$9 million for other capital expenditure items (e.g. additional land spend and infrastructure)

About Triangle

Triangle (NYSE MKT:TPLM) is a growth oriented energy company with a current strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. Triangle has acquired approximately 86,000 net acres in the Williston Basin. For more information, visit Triangle’s website at www.trianglepetroleum.com.

Conference Call Information

As previously announced, Triangle will host a conference call today, December 10, 2012, at 8:30 AM MST (10:30 AM EST) to provide an operational update and Q3 financial results, followed immediately by a question and answer session. Interested parties may dial-in using the conference call number (866) 831-6247 (participant passcode # 57347435). International parties may dial-in using (617) 213-8856. A recording of the conference call will be available through December 13, 2012 at (888) 286-8010 (participant passcode # 95037695). For international participants, the encore dial-in number is (617) 801-6888 (participant passcode # 95037695).

Forward-Looking Statements Disclosure

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to, history of losses; speculative nature of oil and natural gas exploration, particularly in the Bakken Shale and Three Forks formations on which the Company is focused; changes in estimates of proved reserves; substantial capital requirements and inability to access additional capital; reductions in the borrowing base under the Company's credit facility; reallocations or reductions in the fiscal 2014 capital budget; inability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; inability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; inability to manage growth in the Company's businesses, including the business of RockPile Energy Services and Caliber Midstream; inability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; future production and development costs; inability to market and distribute oil and natural gas produced; delays or complications in Caliber Midstream’s construction operations; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; aboriginal claims; uninsured or underinsured risks; the effect of the Company’s commodity derivative instruments; and material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Contact

Triangle Petroleum Corporation
Mike Grijalva, VP of Capital Markets
303-260-7125
info@trianglepetroleum.com